STOCKHOLDERS EQUITY	12 Months Ended
Jan. 03, 2021
STOCKHOLDERS EQUITY
NOTE 4 - STOCKHOLDERS' EQUITY

During 2018, the Company issued 3,298,000 common shares in exchange for the member interests of BTND, LLC, 410,000 shares to Maxim Partners and others as part of the Share Exchange, and 130,000 common shares to consultants associated with the offering. Upon closing of a private offering 205,002 common shares and 102,501 common stock warrants to purchase shares at $4.00 through July 31, 2023 were issued to investors in consideration for a net amount of approximately $492,266, all of these warrants were outstanding as of the end of the year. Upon closing of the private offering, the placement agent was issued an aggregate of 16,401 five-year stock purchase warrants to purchase shares at $3.30 per share which are also outstanding at year-end. The estimated the fair value of the warrants at the issuance date was approximately $15,421 and this amount was reflected as an additional cost of the offering.

In October 2019, the board of directors of the Company and the holders of a majority of the outstanding shares of common stock adopted the 2019 Incentive Plan. Under the 2019 Incentive Plan, the Company reserved up to 500,000 shares of common stock for issuance to officers, directors, employees and consultants. On October 11, 2019, the Company issued an aggregate of 4,500 shares of common stock as stock awards to 30 employees of the Company.

In April 2019, the Company’s Certificate of Incorporation was amended to increase the number of authorized preferred shares to 2,000,000 and the number authorized common shares to 50,000,000.